Supplement dated October 30, 2025 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to your annuity contract (“Contract”) issued by Everlake Life Insurance Company.

Investment Option Update
This Supplement is to inform you that there is a change to a variable investment option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Contract.

Macquarie VIP Small Cap Value Series – Standard Class – Portfolio Name Change:
Effective on or about December 1, 2025 (the “Effective Date”), all references to the Portfolio will be changed as follows:

Portfolio Current Name	Portfolio Revised Name
Macquarie VIP Small Cap Value Series – Standard Class	Nomura VIP Small Cap Value Series – Standard Class

In addition, on the Effective Date, all references to Macquarie Investment Management Business Trust will be changed to Nomura Investment Management Business Trust.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-7617.

Please keep this notice together with your prospectus for future reference.
No other action is required of you.

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